Exhibit 99.2
Sparton Corporation Investor & Analyst's Call April 3, 2009

Safe Harbor Statement Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as "believe," "expect," "anticipate," "project," "plan," "estimate," "will" or "intend" and similar words or expressions as they relate to the Company or its management constitute forward- looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management's discussion and analysis contained from time- to-time in the Company's filings with the Securities and Exchange Commission.

Sparton Corporation Investor & Analyst's Call April 3, 2009

Diversified Business Profile FY08 Sales ~ $229 million (June year end) Channels Customers Geography Commercial (CAGR) 2007-2012 Medical 8.7% Military/Aerospace 3.6% Industrial 2.8% Source: Technology Forecasters Incorporated December 2008 Growth Projections Industrial 24% Medical 40% Aerospace 36% USA 84% Other 16% Top 20 78% Commercial 79% Gov't 21%

Consolidated Sales History 229,806 200,086 170,805 0 100,000 200,000 300,000 FY06 FY07 FY08 Sales ($ '000)

Operating & Net Income History


FY06Q1
FY06Q2
FY06Q3
FY06Q4
FY07Q1
FY07Q2
FY07Q3
FY07Q4
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
($ '000)
Operating Income
Net Income

SPARTON

6

Sales & Operating Income History (1,918) (12,196) (6,860) 229,806 200,086 170,805 (300,000) (200,000) (100,000) - 100,000 200,000 300,000 FY06 FY07 FY08 Sales ($ '000) (15,000) (10,000) (5,000) - 5,000 10,000 15,000 Op Income ($ '000) Operating Income Sales

NYSE Update Market capitalization requirement reduced to $15 million Provided NYSE various data with respect to our business plan initiatives and expected performance going forward Plan under review with NYSE Intent is to stay listed on the NYSE if possible

Debt & Financing Bank line of credit reduced to $18 million from $20 million or 80% of eligible A/R Current facility with National City extended to May 1, 2009 Released a Confidential Financing Memo with NachmanHaysBrownstein on February 23, 2009 Dec-08 Dec-07 Var Credit Revolver 15,500 4,500 (11,000) Long Term Debt 4,400 7,000 2,600 Astro Owners 3,005 4,877 1,873 IRB (Ohio) 2,084 2,185 102 Total 24,988 18,562 (6,426) 19,826 17,011 25,588 24,988 0.38 0.36 0.20 0.20 0 25,000 50,000 Jun-06 Jun-07 Jun-08 Dec-08 Outstanding Debt ($ '000) 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 Debt:Equity Ratio

Cash Availability Actions Price increases and inventory buy backs from disengaging customers Sale of non-manufacturing assets Consigned inventory programs Extended supplier terms Favorable collection terms based on performance billings rather than progress billings with certain long term customer contracts

Tactics – 100 Days

Stabilize

Financial Stability
- Initiate Daily, Weekly, Monthly Monitoring Tools and Forum
- Freeze All New Spending / Review on ROI Basis
- Assess Performance YTD – Financial Methods Review
- Develop Key Performance Goals (EBITDA, NWC%, CPEH, SGA, Capacity %, Revenue, GM, Lean Projects, PPV)
- Cash Conservation & Optimization actions
- Review of New Program Launches
- Assess Customer Profitability
- Balance Sheet Review
- Negotiate Cash Abatements

Manage & Improve

Operational Integrity
- Enhance Daily, Weekly, and Monthly Metrics
- Primary Working Capital Improvements
  - Inventory Reduction (SOP, SKU rationalization)
  - Account Receivables – Backlog Collection
  - Account Payables – Extend Terms
- Initiate Lean Deployment
- Footprint Optimization
- Initiate S&OP- schedule / inventory
- Initiate Freight & Logistics Cost Savings Program
- Develop enterprise wide Imperatives and KPIs
- Kick off Full Press Quality Strategy
- Firm Operations Turnaround Strategy

Strategize

Strategic Development
- Initiate a 3-5 Year Strategic Plan using 3rd Party Data
- Market Strategy, benchmarks, supply strategy, Alliances, M&A, financial modeling.

SPARTON 11

6 Key Imperatives Immediate, enhanced, and rigorous cash management Immediate operating cost accountability at the source to contain and focus on variances to standard Evaluate overhead for optimization Initiate phase I of the Lean / Quality Deployment Strategies Initiate a Footprint Optimization Assessment Initiate phase I of the Long Term Strategic Growth Plan

Business Unit Overview Medical & Government Business Units are profitable Electronic Manufacturing Services (EMS) Business Unit has excess capacity, operational performance issues, and unfavorable contracts Closure of 2 of 4 EMS Facilities to focus on a U.S./Vietnam footprint Headcount reductions through redundancy elimination Operational enhancements Development of key initiatives Managing Business Units to drive accountability at the source FY08 Revenue by Market Medical 36% EMS 39% Government 25%

Cost Reduction Actions Announced Low High 8-K 1. Plant Consolidation & Closures 6.5 7.5 3/4, 3/30 2. Reduction in Force (February) 4.1 4.1 2/6 2. Reduction in Force (April) 1.8 1.8 4/2 3. Consulting Disengagements 1.5 1.5 n/a 4. Health Care Benefits 1.2 1.2 n/a 5. Pension Contributions 0.7 0.7 2/16 5. 401(k) Company Match 0.4 0.4 2/16 16.2 17.2 In Process Low High 6. Lean Deployment 2% 5% 6. Quality Improvements 1% 3% ($ millions) PROJECTED ANNUALIZED SAVINGS (% of cost of goods sold)

Building Blocks of Success An experienced turn around team $16.5 million of cost reductions already announced Significant backlog of customer orders Blue chip customer base Medical and Government business units are profitable Plan in place to return EMS to profitability Solid asset base Structure Minimal SG&A Site Accountability LCC Leverage Process Lean NPI S&OP People Accountability Recruitment Retention Systems ERP RapidResponse Agile Strategy Operational Excellence Financial Stability Profitable Growth

In Summary Focused on Returning Sparton to Profitability

QUESTIONS? Future Key Date: Fiscal 3rd Quarter Earnings in Mid-May